UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2010

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard

Duluth, Georgia 30096

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 18, 2010, NCR Corporation (the “Company” or “NCR”) will present at the J.P. Morgan 38th Annual Global Technology, Media and Telecom Conference, and on May 20, 2010 at the Robert W. Baird 2010 Growth Stock Conference. During these presentations, the Company will discuss its business and strategy, and expects to affirm its earlier guidance relating to revenue growth, non-pension operating income (“NPOI”), GAAP diluted earnings per share, non-GAAP diluted earnings per share and free cash flow for 2010. A copy of the materials to be used in conjunction with the presentation is furnished as Exhibit 99.1 hereto.

On May 17, 2010, the Company issued a press release announcing its participation at these conferences. A copy of the press release is furnished as Exhibit 99.2 hereto.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

This report and the attached exhibits may contain forward-looking statements, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements include projections of revenue, profit growth and other financial items, future economic performance and statements concerning analysts’ earnings estimates, among other things. These forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause NCR’s actual results to differ materially.

These risks and uncertainties include those relating to: the uncertain economic climate, in particular the current global economic conditions, which could impact the ability of NCR’s customers to make capital expenditures thereby affecting their ability to purchase NCR’s products, and continued consolidation in the financial services sector, which could impact NCR’s business by reducing its customer base; the timely development, production or acquisition and market acceptance of new and existing products and services (such as self-service technologies), including NCR’s ability to accelerate market acceptance of new products and services; shifts in market demands, continued competitive factors and pricing pressures and their impact on NCR’s ability to improve gross margins and profitability, especially in its more mature offerings; the effect of currency translation; short product cycles, rapidly changing technologies and maintaining a competitive leadership position with respect to NCR’s solution offerings; tax rates; ability to execute NCR’s business and reengineering plans, including potential impact from NCR’s transition from a business unit to functional organizational model; turnover of workforce and the ability to attract and retain skilled employees, especially in light of continued cost-control measures being taken by the Company and the relocation of NCR’s corporate headquarters; availability and successful exploitation of new acquisition and alliance opportunities; changes in Generally Accepted Accounting Principles (GAAP) and the resulting impact, if any, on the Company’s accounting policies; continued efforts to establish and maintain best-in-class internal information technology and control systems; and other factors detailed from time to time in the Company’s U.S. Securities and Exchange Commission reports and the Company’s annual reports to stockholders. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are furnished with this current report on Form 8-K:

Exhibit No.	Description

99.1	Presentation of the Company, dated May 2010

99.2	Press Release of the Company, dated May 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCR CORPORATION

Date: May 17, 2010	By:	/s/ Robert Fishman
Robert Fishman Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Presentation of the Company, dated May 2010

99.2	Press Release of the Company, dated May 17, 2010